EXHIBIT 99.2
                                 ------------


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 ---------------------------------------------


     In connection with the Annual Report of Community Bancorp, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
A. Langway, President and Chief Executive Officer of the Company, certify that to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.



/s/ James A. Langway
---------------------------------
James A. Langway
President and Chief Executive Officer


Date: March 25, 2003


------------------------------------------------------------------------------


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 ---------------------------------------------


     In connection with the Annual Report of Community Bancorp, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald
R. Hughes, Jr., Treasurer, Clerk and Chief Financial Officer of the Company, certify that to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.




/s/ Donald R. Hughes, Jr.
---------------------------------
Donald R. Hughes, Jr.
Treasurer, Clerk and Chief Financial Officer


Date: March 25, 2003